As filed with the Securities and Exchange Commission on March 10, 2022

1933 Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

Check appropriate box or boxes

☒REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐Pre-Effective Amendment No. __________________________

☐Post-Effective Amendment No. _________________________

BlackRock Capital Investment Corporation

Registrant Exact Name as Specified in Charter

40 East 52nd Street
New York, NY 10022

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(212) 810-5800

Registrant’s Telephone Number, including Area Code

James E. Keenan
BlackRock Capital Investment Corporation
40 East 52nd Street
New York, NY 10022

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies to:

Laurence D. Paredes	Michael K. Hoffman, Esq.	Kenneth E. Burdon, Esq.
BlackRock Capital Investment Corporation	Skadden, Arps, Meagher & Flom LLP	Skadden, Arps, Meagher & Flom LLP
40 East 52nd Street	One Manhattan West	500 Boylston Street
New York, NY 10022	New York, NY 10001	Boston, MA 02116

From time to time after the effective date of this Registration Statement.

Approximate Date of Commencement of Proposed Public Offering

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to Section 8(c) of the Securities Act

The following boxes should only be included and completed if the registrant is making this filing in accordance with Rule 486 under the Securities Act.

☐ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)

☐ on (date) pursuant to paragraph (a)

If appropriate, check the following box:

☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ________.

☐ This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐ This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ________.

Check each box that appropriately characterizes the Registrant:

☐ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☒ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐ If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

Persons who respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	March 10, 2022

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

$500,000,000

BLACKROCK CAPITAL INVESTMENT CORPORATION

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

Units

We are an externally-managed, non-diversified closed-end management investment company. We have elected to be regulated as a business development company under the Investment Company Act of 1940, which we refer to as the 1940 Act.

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in middle-market companies in the form of senior debt securities and loans, and our investment portfolio may include junior secured and unsecured debt securities and loans, each of which may include an equity component. We fund a portion of our investments with borrowed money, a practice commonly known as leverage. We can offer no assurances that we will continue to achieve our objective.

We are managed by BlackRock Capital Investment Advisors, LLC. BlackRock Financial Management, Inc. serves as our administrator.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $500,000,000 of our common stock, preferred stock, debt securities, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities and subscription rights, or units comprised of any combination of the foregoing, which we refer to, collectively, as the “securities.”  The preferred stock, warrants, subscription rights and debt securities (including as part of a unit) offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the approval of our common stockholders and our independent directors, or (3) under such circumstances as the Securities and Exchange Commission, or the SEC, may permit. Our stockholders approved at our 2021 Special Meeting of Stockholders a proposal that authorizes us, with approval of our Board of Directors, to sell or otherwise issue shares of our common stock at a price below our then current net asset value per share in one or more offerings, subject to certain limitations. Sales of common stock below net asset value per share dilute the interests of existing stockholders, have the effect of reducing the net asset value per share and may reduce the market price per share of our common stock. We are currently seeking stockholder approval at our 2022 Special Meeting of Stockholders to be held on May 3, 2022, to continue for an additional year our ability to sell or otherwise issue shares of our common stock at a price below our then current net asset value per share in one or more offerings, subject to certain limitations. See "Risks" beginning on page 5 and “Sales of Common Stock Below Net Asset Value” incorporated by reference herein.

Our common stock is traded on The NASDAQ Global Select Market under the symbol “BKCC.” The last reported closing price for our common stock on March 9, 2022 was $4.15 per share. The net asset value per share of our common stock at December 31, 2021 (the last date prior to the date of this prospectus on which we determined net asset value) was $4.73.

This prospectus, and the accompanying prospectus supplement or any free writing prospectus, if any, sets forth the important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available free of charge by contacting us at 40 East 52nd Street, New York, NY 10022 or by telephone at (212) 810-5800 or on our website at www.blackrockbkcc.com. The SEC also maintains a website at www.sec.gov that contains such information free of charge.

Investing in our securities involves a high degree of risk, including the risk of the use of leverage. Before investing in our securities, you should read the discussion of the material risks of investing in the Company in "Risks" beginning on page 3 of this prospectus, our most recent Annual Report on Form 10-K, in any of our other filings with the Securities and Exchange Commission, and in any applicable prospectus supplement and in any free writing prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

Prospectus dated             , 2022

You should rely only on the information contained in this prospectus, any applicable prospectus supplement, any free writing prospectus, the documents incorporated by reference in this prospectus and any applicable prospectus supplement, or any other information which we have referred you. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus, any free writing prospectus and the accompanying prospectus supplement, if any. If anyone provides you with different or additional information, you should not rely on it. In the event of a conflict between this prospectus, any free writing prospectus and the accompanying prospectus supplement, if any, the prospectus supplement shall govern.

We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information in this prospectus, any applicable prospectus supplement, and any free writing prospectus is accurate only as of its date, and under no circumstances should the delivery of this prospectus, any applicable prospectus supplement, or any free writing prospectus or the sale of any securities imply that the information in this prospectus, any applicable prospectus supplement, or any free writing prospectus is accurate as of any later date or that our affairs have not changed since the date hereof. Our business, financial condition, results of operations and prospects may have changed since then. We will update these documents to reflect material changes as required by law.

i

INCORPORATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this prospectus the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 of 15(d) of the Exchange Act, including any filings on or after the date of this prospectus from the date of filings (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this prospectus and any accompanying prospectus supplement relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this prospectus. Any statement in a document incorporated by reference into this prospectus will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this prospectus or (2) any other subsequently filed document that is incorporated by reference into this prospectus modifies or supersedes such statement. The documents incorporated by reference herein include:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on March 2, 2022 (the “Annual Report”);
•	the Financial Highlights in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC on March 8, 2017;
•	our Definitive Proxy Statement on Schedule 14A with respect to the Annual Meeting of Stockholders filed with the SEC on March [ ], 2022;
•	our Definitive Proxy Statement on Schedule 14A with respect to the Special Meeting of Stockholders filed with the SEC on March [ ], 2022; and
•

the description of our common stock contained in our Registration Statement on Form 8-A (File No. 001-33559) filed with the SEC on June 25, 2007, as updated by Exhibit 4.1 to our Quarterly Report on Form 10-Q filed with the SEC on May 6, 2020 and including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby.

These documents may also be accessed on our website at www.blackrockbkcc.com. Information contained in, or accessible through, our website is not a part of this prospectus supplement.

You may request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing or calling Investor Relations at the following address and telephone number:

BlackRock Capital Investment Corporation

40 East 52nd Street

New York, NY 10022

(212) 810-5800

ii

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $500,000,000 of our common stock, preferred stock, debt securities, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities and subscription rights, or units comprised of any combination of the foregoing, on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the headings “Additional Information” and "Risks" before you make an investment decision.

iii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and the accompanying prospectus supplement, if any, carefully, including "Risks." Throughout this prospectus, we refer to BlackRock Capital Investment Corporation as the “Company,” “we,” “us” or “our.”

The Company

BlackRock Capital Investment Corporation provides middle-market companies with flexible financing solutions, primarily in the form of senior debt securities and loans, and our investment portfolio may include junior secured and unsecured debt securities and loans, each of which may include an equity component. Our strategy is to provide capital to meet our clients’ current and future needs across this spectrum, creating long-term partnerships with growing middle-market companies.

We were incorporated on April 13, 2005, commenced operations with private funding on July 25, 2005, and completed our initial public offering on July 2, 2007. We are an externally-managed, non-diversified closed-end management investment company. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes we intend to continue to qualify as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, (the “Code”). As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” for discussion of BDC regulation and other regulatory considerations. We are also registered as an investment advisor under the Investment Advisers Act of 1940, which we refer to as the “Advisers Act.”

Our investment objective is to generate both current income and capital appreciation through our debt and equity investments. We invest primarily in middle-market companies and target investments throughout the capital structure that we believe provide an attractive risk-adjusted return. The term “middle-market” refers to companies with enterprise value typically between $100 million and $1.5 billion. Our targeted investment typically ranges between $5 million and $25 million, although the investment sizes may be more or less than the targeted range and the size of our investments may grow with our capital availability. We generally seek to invest in companies that operate in a broad variety of industries and that generate positive cash flow.

Although most of our new investments are in senior secured loans to primarily U.S. private middle-market companies, our investment portfolio may include junior secured, unsecured and subordinated loans, common and preferred equity, options and warrants, credit derivatives, high-yield bonds, distressed debt and other structured securities. We may from time to time invest up to 30% of our assets opportunistically in other types of investments, including securities of other public companies and foreign securities.

The senior and junior secured loans in which we invest generally have stated terms of three to ten years and the subordinated debt investments we make generally have stated terms of up to ten years, but the expected average life of such senior and junior secured loans and subordinated debt is generally between three and seven years. However, we may invest in securities of any maturity or duration. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

Company information

Our administrative and executive offices are located at 40 East 52nd Street, New York, NY 10022, and our telephone number is (212) 810-5800.

RISKS

Investing in our securities may be speculative and involves a high degree of risk. You should carefully consider the risk factors incorporated by reference from our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K we file after the date of this prospectus and before the termination of the offering of securities under this prospectus, and all other information contained or incorporated by reference into this prospectus and any free writing prospectus, as updated by our subsequent filings under the Securities Exchange Act of 1934, or the Exchange Act, and the risk factors and other information contained in any prospectus supplement and any free writing prospectus before acquiring any of such securities. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. Each of the risk factors could materially adversely affect our business, financial condition and results of operations. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents that we incorporate by reference herein, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously identified elsewhere in this prospectus, including the "Risks" section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital, including our ability to obtain continued financing on favorable terms;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	the impact of increased competition;
•	the impact of COVID-19 on our portfolio companies and the markets in which they operate, interest rates and the economy in general;
•	the ability of the Advisor to locate suitable investments for us and to monitor and administer our investments;
•	changes in law and policy accompanying the new administration and uncertainty pending any such changes;
•

increased geopolitical unrest, terrorist attacks or acts of war, which may adversely affect the general economy, domestic and local financial and capital markets, or the specific industries of our portfolio companies;

•	changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets;
•	the unfavorable resolution of legal proceedings; and
•	the impact of changes to tax legislation and, generally, our tax position.

The forward-looking statements in this prospectus, including the documents incorporated by reference herein, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934.

USE OF PROCEEDS

We intend to use the net proceeds from selling securities pursuant to this prospectus for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies and, pending such investments, investing the net proceeds of an offering in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and repaying indebtedness. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Our portfolio currently consists primarily of senior loans, subordinated loans and equity securities. Pending our investments in new or existing portfolio companies, we plan to invest a portion of the net proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and may use such funds for other general corporate purposes. See “Regulation—Temporary investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PORTFOLIO COMPANIES

The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an investment at December 31, 2021. Percentages shown for class of securities held by us represent percentage of the class owned at December 31, 2021 and do not necessarily represent voting ownership or economic ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held at December 31, 2021 before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own on a fully diluted basis assuming we exercise our warrants or options. Our portfolio is actively managed and the information set forth in the table below is as of December 31, 2021 and does not reflect subsequent changes to the portfolio resulting from purchases, sales, redemptions, repayment or other actions we may have taken with respect to our portfolio securities.

We make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors, and may have one or more voting seats on their boards.

For more information relating to our investments in portfolio companies, see our schedules of investments included in our consolidated financial statements from our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which is incorporated by reference.

Issuer	Address	Instrument	Percentage of Class Held	Fair Value at December 31, 2021	Note
Debt Investments
Aerospace & Defense
Unanet, Inc.	22970 Indian Creek Drive, Suite 200, Dulles, VA 20166	First Lien Term Loan	—	$6,632,653
Unanet, Inc.	22970 Indian Creek Drive, Suite 200, Dulles, VA 20166	First Lien Delayed Draw Term Loan	—	1,709,184
Unanet, Inc.	22970 Indian Creek Drive, Suite 200, Dulles, VA 20166	First Lien Revolver	—	816,327
				9,158,164
Automobiles
ALCV Purchaser, Inc. (AutoLenders)	305 W Lincoln Hwy, Exton, PA 19341	First Lien Term Loan	—	2,863,064
ALCV Purchaser, Inc. (AutoLenders)	305 W Lincoln Hwy, Exton, PA 19341	First Lien Revolver	—	—
				2,863,064
Building Products
Porcelain Acquisition Corporation (Paramount)	18000 NE 5th Avenue, Miami, FL 33162	First Lien Term Loan	—	2,200,874
Porcelain Acquisition Corporation (Paramount)	18000 NE 5th Avenue, Miami, FL 33162	First Lien Delayed Draw Term Loan	—	1,892
				2,202,766
Capital Markets
Pico Quantitative Trading, LLC	32 Old Slip, 16th Floor, New York, NY 10005	First Lien Term Loan (1.0% Exit Fee)	—	505,000
Pico Quantitative Trading, LLC	32 Old Slip, 16th Floor, New York, NY 10005	First Lien Incremental Term Loan	—	571,993
				1,076,993
Commercial Services & Supplies
Kellermeyer Bergensons Services, LLC	3605 Ocean Ranch Blvd., Suite 200, Oceanside, CA 92056	First Lien Term Loan	—	1,585,294
Kellermeyer Bergensons Services, LLC	3605 Ocean Ranch Blvd., Suite 200, Oceanside, CA 92056	First Lien Delayed Draw Term Loan A	—	348,765
Kellermeyer Bergensons Services, LLC	3605 Ocean Ranch Blvd., Suite 200, Oceanside, CA 92056	First Lien Delayed Draw Term Loan B	—	315,002
Thermostat Purchaser III, Inc. (Reedy Industries)	2440 Ravine Way, Suite 200, Glenview, IL 60025	Second Lien Term Loan	—	2,596,945
Thermostat Purchaser III, Inc. (Reedy Industries)	2440 Ravine Way, Suite 200, Glenview, IL 60025	Second Lien Delayed Draw Term Loan	—	(3,133)
				4,842,873
Construction & Engineering
Homerenew Buyer, Inc. (Project Dream)	101 Huntington Avenue, Boston, MA 02199	First Lien Term Loan	—	3,106,411
Homerenew Buyer, Inc. (Project Dream)	101 Huntington Avenue, Boston, MA 02199	First Lien Delayed Draw Term Loan	—	(50,695)
Homerenew Buyer, Inc. (Project Dream)	101 Huntington Avenue, Boston, MA 02199	First Lien Revolver	—	(21,726)
PHRG Intermediate, LLC (Power Home)	2501 Seaport Drive, 4th Floor, Chester, PA 19013	First Lien Term Loan	—	2,462,500
Sunland Asphalt & Construction, LLC	1625 E. Northern Avenue, Phoenix, AZ 85020	First Lien Term Loan	—	2,492,581
Sunland Asphalt & Construction, LLC	1625 E. Northern Avenue, Phoenix, AZ 85020	First Lien Delayed Draw Term Loan	—	836,567
				8,825,638

Issuer	Address	Instrument	Percentage of Class Held	Fair Value at December 31, 2021	Note
Consumer Finance
Barri Financial Group, LLC	9800 Centre Parkway, Houston, TX 77036	First Lien Term Loan	—	$12,480,527

Containers & Packaging
BW Holding, Inc. (Brook & Whittle)	20 Carter Drive, Guilford, CT 06437	Second Lien Term Loan	—	2,179,061
BW Holding, Inc. (Brook & Whittle)	20 Carter Drive, Guilford, CT 06437	Second Lien Delayed Draw Term Loan	—	(8,708)
PVHC Holding Corp.	5711 Old Buncombe Road, Greenville, SC 29609	First Lien Term Loan	—	9,256,073
				11,426,426
Distributors
Colony Display LLC	2500 Galvin Drive, Elgin, IL 60123	First Lien Term Loan	—	2,294,736
Colony Display LLC	2500 Galvin Drive, Elgin, IL 60123	First Lien Delayed Draw Term Loan	—	(38,120)
				2,256,616
Diversified Consumer Services
Razor Group GmbH (Germany)	Prinzessinnenstr. 19-20, 10969 Berlin, Germany	First Lien Delayed Draw Term Loan	—	11,735,918
Razor Group GmbH (Germany)	Prinzessinnenstr. 19-20, 10969 Berlin, Germany	First Lien Sr Secured Convertible Term Loan	—	2,433,196
SellerX Germany GmbH & Co. Kg (Germany)	Koppenstr. 93, 10243 Berlin, Germany	First Lien Term Loan	—	5,511,312
SellerX Germany GmbH & Co. Kg (Germany)	Koppenstr. 93, 10243 Berlin, Germany	First Lien Delayed Draw Term Loan	—	(46,342)
Thras.io, LLC	85 West St. Suite 4, Walpole, MA 02081	First Lien Term Loan	—	7,302,615
Thras.io, LLC	85 West St. Suite 4, Walpole, MA 02081	First Lien Delayed Draw Term Loan	—	3,033,624
Whele LLC (Perch)	667 Boylston Street, 3rd Floor, Boston, MA 02116	First Lien Incremental Term Loan	—	6,862,932
				36,833,255
Diversified Financial Services
2-10 Holdco, Inc.	13900 E Harvard Avenue, Aurora, CO 80014	First Lien Term Loan	—	6,569,138
2-10 Holdco, Inc.	13900 E Harvard Avenue, Aurora, CO 80014	First Lien Revolver	—	(1,322)
Callodine Commercial Finance, LLC	2 International Place, Suite 1830, Boston, MA 02110	First Lien Term Loan	—	25,175,000
Callodine Commercial Finance, LLC	2 International Place, Suite 1830, Boston, MA 02110	Delayed Draw Term Loan	—	56,452
Callodine Commercial Finance, LLC	2 International Place, Suite 1830, Boston, MA 02110	Subordinated Debt	—	5,000,000
Gordon Brothers Finance Company	2 International Place, Suite 1830, Boston, MA 02110	Unsecured Debt	—	21,927,071
Oasis Financial, LLC	9525 W Bryn Mawr Avenue #900, Rosemont, IL 60018	Second Lien Term Loan	—	4,935,000
Worldremit Group Limited (United Kingdom)	62 Buckingham Gate, London SW1E 6AJ, United Kingdom	First Lien Term Loan (3.0% Exit Fee)	—	11,028,800
				74,690,139
Diversified Telecommunication Services
MetroNet Systems Holdings, LLC	3701 Communications Way, Evansville, IN 47715	Second Lien Term Loan	—	1,413,680
MetroNet Systems Holdings, LLC	3701 Communications Way, Evansville, IN 47715	Second Lien Delayed Draw Term Loan	—	2,910,518
				4,324,198
Electrical Equipment
Advanced Lighting Technologies, Inc.	7905 Cochran Road, Suite 300, Glenwillow, OH, 44139	Second Lien Sr Secured Notes	—	652,239

Health Care Equipment & Supplies
Zest Acquisition Corp.	2875 Loker Avenue East, Carlsbad, CA 92010	Second Lien Term Loan	—	14,925,000

Health Care Providers & Services
INH Buyer, Inc. (IMS Health)	6675 Westwood Boulevard Suite 475 Orlando, FL 32821	First Lien Term Loan	—	2,531,655
Outcomes Group Holdings, Inc.	1277 Treat Blvd, Suite 800, Walnut Creek, CA 94597	Second Lien Term Loan	—	5,769,231
Team Services Group, LLC	3131 Camino del Rio North, Suite 650, San Diego, CA 92108	Second Lien Term Loan	—	6,521,770
Tempus, LLC (Epic Staffing)	2041 Rosecrans Avenue, Suite 245, El Segundo, CA 90245	First Lien Term Loan	—	4,090,505
Tempus, LLC (Epic Staffing)	2041 Rosecrans Avenue, Suite 245, El Segundo, CA 90245	First Lien Delayed Draw Term Loan	—	1,569,223
				20,482,384
Health Care Technology
Appriss Health, LLC (PatientPing)	9901 Linn Station Road, Suite 500, Louisville, KY 40223	First Lien Term Loan	—	2,824,133
Appriss Health, LLC (PatientPing)	9901 Linn Station Road, Suite 500, Louisville, KY 40223	First Lien Revolver	—	(3,451)
CareATC, Inc.	4500 S 129th E Avenue, Suite 191, Tulsa, OK 74134	First Lien Term Loan	—	8,151,213
CareATC, Inc.	4500 S 129th E Avenue, Suite 191, Tulsa, OK 74134	First Lien Revolver	—	—
ESO Solutions, Inc.	11500 Alterra Pkwy #100, Austin, TX 78758	First Lien Term Loan	—	6,794,312
ESO Solutions, Inc.	11500 Alterra Pkwy #100, Austin, TX 78758	First Lien Revolver	—	—
Gainwell Acquisition Corp.	1775 Tysons Blvd., Suite 900, Tysons, VA 22102	Second Lien Term Loan	—	2,055,055
Sandata Technologies, LLC	26 Harbor Park Drive, Port Washington, NY 11050	First Lien Term Loan	—	4,545,000
Sandata Technologies, LLC	26 Harbor Park Drive, Port Washington, NY 11050	First Lien Revolver	—	—
				24,366,262
Insurance
AmeriLife Holdings, LLC	2650 McCormick Dr, Clearwater, FL 33759	Second Lien Term Loan	—	9,035,066
IT Parent, LLC (Insurance Technologies)	2 South Cascade Avenue, Suite 200, Colorado Springs, CO 80903	First Lien Term Loan	—	1,918,221
IT Parent, LLC (Insurance Technologies)	2 South Cascade Avenue, Suite 200, Colorado Springs, CO 80903	First Lien Revolver	—	62,167
				11,015,454

Issuer	Address	Instrument	Percentage of Class Held	Fair Value at December 31, 2021	Note
Internet & Catalog Retail
Syndigo, LLC	141 W. Jackson Blvd, Ste 1220, Chicago, IL 60604	Second Lien Term Loan	—	$4,661,788

Internet Software & Services
Astra Acquisition Corp.	1111 19th St NW, Washington, DC 20036	Second Lien Term Loan	—	7,041,150
FinancialForce.com, Inc.	595 Market St., Suite 2000, San Francisco, CA 94105	First Lien Delayed Draw Term Loan (3.0% Exit Fee)	—	15,135,000
Magenta Buyer, LLC (McAfee)	6220 America Ctr Dr, San Jose, CA, 95002	Second Lien Term Loan	—	6,936,580
MetricStream, Inc.	6201 America Center Drive, Suite 240, San Jose, CA 95002	First Lien Term Loan	—	10,683,219
MetricStream, Inc.	6201 America Center Drive, Suite 240, San Jose, CA 95002	First Lien Incremental Term Loan (3.25% Exit Fee)	—	1,437,632
Persado, Inc.	11 East 26th St, New York, NY 10010	First Lien Delayed Draw Term Loan (4.25% Exit Fee)	—	1,546,875
Pluralsight, Inc.	42 Future Way, Draper, UT 84020	First Lien Term Loan	—	12,045,495
Pluralsight, Inc.	42 Future Way, Draper, UT 84020	First Lien Revolver	—	(1,861)
Quartz Holding Company (Quick Base)	150 Cambridge Park Drive, Suite 500, Cambridge, MA 02140	Second Lien Term Loan	—	5,512,958
Suited Connector, LLC	8123 Interport Blvd, Englewood, CO 80112	First Lien Term Loan	—	1,403,182
Suited Connector, LLC	8123 Interport Blvd, Englewood, CO 80112	First Lien Delayed Draw Term Loan	—	(6,818)
Suited Connector, LLC	8123 Interport Blvd, Englewood, CO 80112	First Lien Revolver	—	63,636
				61,797,048
IT Services
Ensono, Inc.	3333 Finley Road, Downers Grove, IL 60515	Second Lien Term Loan B	—	5,100,000
Idera, Inc.	10801 North Mopac Expressway Building 1, Suite 100, Austin, TX, 78759	Second Lien Term Loan	—	2,867,296
Puppet, Inc.	308 SW 2nd Avenue, 5th Floor, Portland, OR 97204	First Lien Term Loan (3.0% Exit Fee)	—	983,000
				8,950,296
Machinery
Sonny's Enterprises, LLC	5605 Hiatus Road, Tamarac, FL 33321	First Lien Term Loan	—	1,473,692
Sonny's Enterprises, LLC	5605 Hiatus Road, Tamarac, FL 33321	First Lien Delayed Draw Term Loan	—	3,972,649
				5,446,341
Media
MBS Opco, LLC	101 Empty Saddle Trail, Hailey, ID 83333	First Lien Term Loan	—	14,400,000
NEP II, Inc.	2 Beta Drive, Pittsburg, PA 15238	Second Lien Term Loan	—	3,060,513
				17,460,513
Metals & Mining
Kemmerer Operations, LLC (WMLP)	6520 Elkol County Road 304, Kemmerer, WY 83101	First Lien Term Loan	—	3,091,618
Kemmerer Operations, LLC (WMLP)	6520 Elkol County Road 304, Kemmerer, WY 83101	First Lien Delayed Draw Term Loan	—	42,550
				3,134,168
Professional Services
Dude Solutions Holdings, Inc.	11000 Regency Pkwy, Suite 110, Carry, NC 27518	First Lien Term Loan	—	9,270,234
Dude Solutions Holdings, Inc.	11000 Regency Pkwy, Suite 110, Carry, NC 27518	First Lien Revolver	—	—
GI Consilio Parent, LLC	1828 L St. NW, Suite 1070, Washington, DC 20036	Second Lien Term Loan	—	5,050,000
JobandTalent USA, Inc. (United Kingdom)	199 Bishopgate, Spitalfields, London EC2M 3TY, United Kingdon	First Lien Term Loan	—	9,991,416
JobandTalent USA, Inc. (United Kingdom)	199 Bishopgate, Spitalfields, London EC2M 3TY, United Kingdom	First Lien Delayed Draw Term Loan	—	5,353,000
RigUp, Inc.	111 Congress Avenue, Suite 900, Austin, TX 78701	First Lien Delayed Draw Term Loan (3.5% Exit Fee)	—	499,500
TLE Holdings, LLC	210 Hillsboro Technology Drive, Deerfield Beach, FL 33441	First Lien Term Loan	—	3,532,240
TLE Holdings, LLC	210 Hillsboro Technology Drive, Deerfield Beach, FL 33441	First Lien Delayed Draw Term Loan	—	904,045
VT TopCo, Inc. (Veritext)	290 West Mt. Pleasant Avenue, Suite 3200, Livingston, NJ 07039	Second Lien Term Loan	—	1,064,655
				35,665,090
Real Estate Management & Development
Greystone Affordable Housing Initiatives, LLC	152 West 57th St., 60th Floor, New York, NY 10019	First Lien Delayed Draw Term Loan	—	1,866,667

Road & Rail
Keep Truckin, Inc.	5 Hawthorne St, 4th Floor, San Francisco, CA 94105	First Lien Term Loan	—	13,000,000
St. George Warehousing & Trucking Co. of California, Inc.	2001 Butterfield Road, Suite 1010, Downers Grove, IL 60515	First Lien Last Out Term Loan	—	37,263,334
St. George Warehousing & Trucking Co. of California, Inc.	2001 Butterfield Road, Suite 1010, Downers Grove, IL 60515	First Lien Last Out Delayed Draw Term Loan	—	7,638,527
				57,901,861

Issuer	Address	Instrument	Percentage of Class Held	Fair Value at December 31, 2021	Note
Software
Aerospike, Inc.	2525 E Charleston Road, Suite 201, Mountain View, CA 94043	First Lien Term Loan	—	$2,392,698
Aras Corporation	100 Brickstone Square, Andover, MA 01810	First Lien Term Loan	—	3,829,574
Aras Corporation	100 Brickstone Square, Andover, MA 01810	First Lien Delayed Draw Term Loan	—	404,611
Aras Corporation	100 Brickstone Square, Andover, MA 01810	First Lien Revolver	—	(3,686)
Backoffice Associates Holdings, LLC (Syniti)	115 4th Ave #205, Needham Heights, MA 02494	First Lien Term Loan	—	5,083,752
Backoffice Associates Holdings, LLC (Syniti)	115 4th Ave #205, Needham Heights, MA 02494	First Lien Revolver	—	164,264
Bluefin Holding, LLC (BlackMountain)	9350 S Dixie Hwy, Suite 1420, Miami, FL 33156	Second Lien Term Loan	—	4,809,535
CyberGrants Holdings, LLC	300 Brickstone Square, Suite 601, Andover, MA 01810	First Lien Term Loan	—	2,809,817
CyberGrants Holdings, LLC	300 Brickstone Square, Suite 601, Andover, MA 01810	First Lien Delayed Draw Term Loan	—	(2,306)
CyberGrants Holdings, LLC	300 Brickstone Square, Suite 601, Andover, MA 01810	First Lien Revolver	—	(2,306)
Integrate.com, Inc. (Infinity Data, Inc.)	111 West Monroe Street, 19th Floor, Phoenix, AZ 85003	First Lien Term Loan	—	1,476,533
Integrate.com, Inc. (Infinity Data, Inc.)	111 West Monroe Street, 19th Floor, Phoenix, AZ 85003	First Lien Delayed Draw Term Loan	—	(5,333)
Integrate.com, Inc. (Infinity Data, Inc.)	111 West Monroe Street, 19th Floor, Phoenix, AZ 85003	First Lien Revolver	—	(2,667)
Oversight Systems, Inc.	360 Interstate North Pkwy, Suite 300, Atlanta, GA 30339	First Lien Term Loan	—	1,515,449
Rhode Holdings, Inc. (Kaseya)	701 Brickell Avenue, Suite 400, Miami, FL 33131	First Lien Term Loan	—	5,474,295
Rhode Holdings, Inc. (Kaseya)	701 Brickell Avenue, Suite 400, Miami, FL 33131	First Lien Delayed Draw Term Loan	—	898,138
Rhode Holdings, Inc. (Kaseya)	701 Brickell Avenue, Suite 400, Miami, FL 33131	First Lien Revolver	—	—
SEP Raptor Acquisition, Inc. (Loopio) (Canada)	40 King Street West, Suite 2100, Toronto, ON M5H 3C2, Canada	First Lien Term Loan	—	3,700,999
SEP Raptor Acquisition, Inc. (Loopio) (Canada)	40 King Street West, Suite 2100, Toronto, ON M5H 3C2, Canada	First Lien Revolver	—	—
SEP Vulcan Acquisition, Inc. (Tasktop) (Canada)	1100 - 1500 West Georgia St., Vancouver, BC V6G 2Z6, Canada	First Lien Term Loan	—	3,046,468
SEP Vulcan Acquisition, Inc. (Tasktop) (Canada)	1100 - 1500 West Georgia St., Vancouver, BC V6G 2Z6, Canada	First Lien Revolver	—	—
Superman Holdings, LLC (Foundation Software)	17800 Royalton Road, Strongsville, OH 44136	First Lien Term Loan	—	4,682,378
Superman Holdings, LLC (Foundation Software)	17800 Royalton Road, Strongsville, OH 44136	First Lien Revolver	—	—
Syntellis Performance Solutions, Inc. (Axiom Software)	320 N Sangamon St., Suite 700, Chicago, IL 60607	First Lien Term Loan	—	864,460
Zilliant Incorporated	720 Brazos Street, Suite 600, Austin, TX 78701	First Lien Term Loan	—	1,451,852
Zilliant Incorporated	720 Brazos Street, Suite 600, Austin, TX 78701	First Lien Delayed Draw Term Loan	—	(7,407)
Zilliant Incorporated	720 Brazos Street, Suite 600, Austin, TX 78701	First Lien Revolver	—	(2,963)
				42,578,155
Specialty Retail
Calceus Acquisition, Inc. (Cole Haan)	150 Ocean Road, Greenland, NH 03840	First Lien Term Loan B	—	160,782
Calceus Acquisition, Inc. (Cole Haan)	150 Ocean Road, Greenland, NH 03840	First Lien Sr Secured Notes	—	989,561
Hanna Andersson, LLC	608 NE 19th Avenue, Portland, OR 97232	First Lien Term Loan	—	7,303,048
				8,453,391
Technology Hardware, Storage & Peripherals
SumUp Holdings Luxembourg S.A.R.L. (United Kingdom)	41 Avenue de la Gare, L-1611 Luxembourg, United Kingdom	First Lien Delayed Draw Term Loan	—	5,186,242

Textiles, Apparel & Luxury Goods
James Perse Enterprises, Inc.	7373 Flores Street, Downey, CA 90242	First Lien Term Loan	—	6,671,333
James Perse Enterprises, Inc.	7373 Flores Street, Downey, CA 90242	First Lien Revolver	—	—
WH Buyer, LLC (Anne Klein)	230 Park Avenue, New York, NY 10169	First Lien FILO Term Loan	—	16,591,232
				23,262,565
Tobacco Related
Juul Labs, Inc.	560 20th Street, San Francisco, CA 94107	First Lien Term Loan	—	12,999,291

Trading Companies & Distributors
Blackbird Purchaser, Inc. (Ohio Transmission Corp.)	1900 Jetway Blvd, Columbus, OH 43219	Second Lien Term Loan	—	3,468,560
Blackbird Purchaser, Inc. (Ohio Transmission Corp.)	1900 Jetway Blvd, Columbus, OH 43219	Second Lien Delayed Draw Term Loan	—	(23,596)
				3,444,964
Wireless Telecommunication Services
OpenMarket, Inc. (Infobip) (United Kingdom)	35 - 38 New Bridge Street, London EC4V 6BW, United Kingdom	First Lien Term Loan	—	4,844,359

Total Debt Investments				540,074,737

Issuer	Address	Instrument	Percentage of Class Held	Fair Value at December 31, 2021	Note
Equity Securities
Capital Markets
Marsico Holdings, LLC	1200 17th Street, Suite 1600, Denver, CO 80202	Limited Partnership/Limited Liability Company Interests	0.31%	$—
Pico Quantitative Trading Holdings, LLC	32 Old Slip, 16th Floor, New York, NY 10005	Warrants to Purchase Membership Units	0.01%	58,357
				58,357
Chemicals
AGY Equity, LLC	2556 Wagener Road, Aiken, SC 29801	Class A Preferred Stock	11.89%	251,736
AGY Equity, LLC	2556 Wagener Road, Aiken, SC 29801	Class B Preferred Stock	11.89%	—
AGY Equity, LLC	2556 Wagener Road, Aiken, SC 29801	Class C Common Stock	7.69%	—
				251,736
Diversified Consumer Services
Razor Group GmbH (Germany)	Prinzessinnenstr. 19-20, 10969 Berlin, Germany	Warrants to Purchase Preferred Series A1 Shares	0.23%	1,693,796
SellerX Germany GmbH & Co. Kg (Germany)	Koppenstr. 93, 10243 Berlin, Germany	Warrants to Purchase Preferred Series B Shares	0.05%	126,699
				1,820,495
Diversified Financial Services
Gordon Brothers Finance Company	2 International Place, Suite 1830, Boston, MA 02110	Common Stock	80.10%	—
Gordon Brothers Finance Company	2 International Place, Suite 1830, Boston, MA 02110	Preferred Stock	70.59%	—
Worldremit Group Limited (United Kingdom)	62 Buckingham Gate, London SW1E 6AJ, United Kingdom	Warrants to Purchase Series D Stock	0.02%	188,409
Worldremit Group Limited (United Kingdom)	62 Buckingham Gate, London SW1E 6AJ, United Kingdom	Warrants to Purchase Series E Stock	0.00%	5,446
				193,855
Household Durables
Stitch Holdings, L.P.	1714 Heil Quaker Boulevard, Suite 130, La Vergne, TN 37086	Limited Partnership/Limited Liability Company Interests	3.19%	5,910,000

Internet Software & Services
FinancialForce.com, Inc.	595 Market St., Suite 2000, San Francisco, CA 94105	Warrants to Purchase Series C Preferred Stock	0.06%	260,550

Media
MBS Parent, LLC	101 Empty Saddle Trail, Hailey, ID 83333	Limited Partnership/Limited Liability Company Interests	4.11%	819,502	(1)

Metals & Mining
Kemmerer Holdings, LLC (WMLP)	6520 Elkol County Road 304, Kemmerer, WY 83101	Limited Partnership/Limited Liability Company Interests	8.47%	746,074	(2)

Oil, Gas & Consumable Fuels
ETX Energy Management Company, LLC	2431 East 61st Street, Suite 700, Tulsa, OK 74136	Limited Partnership/Limited Liability Company Interests	0.55%	—
ETX Energy, LLC	2431 East 61st Street, Suite 700, Tulsa, OK 74136	Limited Partnership/Limited Liability Company Interests	0.42%	—	(3)
				—
Trading Companies & Distributors
Blackbird Holdco, Inc. (Ohio Transmission Corp.)	1900 Jetway Blvd, Columbus, OH 43219	Preferred Stock	2.36%	2,428,688

Total Equity Securities				12,489,257

Total Investments				$552,563,994

(1)

The Company is the sole stockholder of BCIC-MBS, LLC, a consolidated subsidiary, which is the beneficiary of less than 5% of the voting securities of MBS Parent, LLC and thus a non-controlled, non-affiliated investment.

(2)

The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of 5% or more (but not more than 25%) of the voting securities of Kemmerer Operations, LLC and thus a non-controlled, affiliated investment.

(3)

The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of less than 5% of the voting securities of ETX Energy, LLC, and thus a non-controlled, non-affiliated investment.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total consolidated assets at December 31, 2021 or in which we own 5% or more of the portfolio company’s voting securities.

AGY Equity, LLC

AGY Equity, LLC is a leading manufacturer of advanced glass fibers that are used as reinforcing materials in numerous diverse high-value applications used in a range of markets including electronics, thermoplastics, industrial, aerospace, recreation/consumer and defense. The company provides tailored materials solutions to end-use customers for the most demanding applications worldwide.

Callodine Commercial Finance, LLC

Callodine Commercial Finance, LLC is a provider of asset-based loans to middle market companies in the U.S., Europe and Australia. The company acquired Gordon Brothers Finance Company’s loan portfolio during November 2020, assuming their employees and certain operating costs.

Gordon Brothers Finance Company

Gordon Brothers Finance Company (“GBFC”) was a specialty-lending business that originated senior secured loans to middle market companies primarily secured by tangible assets. In November 2020, GBFC’s loan portfolio was sold to Callodine Commercial Finance, LLC, along with assuming the company’s employees and certain operating costs (the “Transaction”). After the Transaction, GBFC retained certain assets in the Transaction and the Company’s equity ownership of GBFC was unaffected by the Transaction.

Kemmerer Operations, LLC

Kemmerer Operations, LLC is an extractor and marketer of thermal coal to U.S. utilities and industrial users.

St. George Warehousing & Trucking Co. of California, Inc.

St. George Warehousing & Trucking Co. of California, Inc. is a leading provider of outsourced container freight stations for less than containerload freight in North America, a growing provider of contract logistics and distribution, and a transportation provider.

MANAGEMENT OF THE COMPANY

Directors and officers

Our business and affairs are managed under the direction of our Board of Directors. The Board of Directors currently consists of six members, five of whom are not “interested persons” of the Company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. No independent director owns beneficially or of record any security of the Advisor or any person (other than a RIC or portfolio company) directly or indirectly controlling, controlled by or under common control with the Advisor. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. Each director holds office until his or her successor is elected and qualified or until his or her term as a director is terminated as provided in our bylaws. The address for each director and officer is c/o BlackRock Capital Investment Corporation, 40 East 52nd Street, New York, New York 10022.

The directors and officers of the Company are as follows:

Name and Year of Birth(2)	Position	Director Since	Expiration of Term
Independent Directors:
John R. Baron (1957)	Director	2013	2023
Jerrold B. Harris (1942)	Director	2005	2023
William E. Mayer (1940)	Lead Independent Director	2005	2024
Meridee A. Moore (1958)	Director	2017	2024
Maureen K. Usifer (1960)	Director	2005	2022
Interested Directors:
James E. Keenan(1) (1976)	Chairman of the Board / Interim Chief Executive Officer	2017	2022
Officers:
James E. Keenan (1976)	Chairman of the Board / Interim Chief Executive Officer	N/A	N/A
Nik Singhal (1974)	President	N/A	N/A
Abby Miller (1983)	Chief Financial Officer and Treasurer	N/A	N/A
Charles C.S. Park (1967)	Chief Compliance Officer	N/A	N/A
Laurence D. Paredes (1968)	General Counsel and Corporate Secretary	N/A	N/A

(1)

“Interested person” of BlackRock Capital Investment Corporation and of the Advisor within the meaning of the 1940 Act. Mr. Keenan is an interested person due to his positions with the Advisor and the Company. Mr. Keenan was appointed as an interested Class III Director and as the Chairman of the Board effective as of January 1, 2017.

(2)

The Company’s Governance Committee has adopted an internal policy requiring Directors to retire at the age of 75, subject to extensions approved by unanimous vote of the Governance Committee. Messrs. Harris and Mayer are currently serving pursuant to such an extension, which was granted through December 31, 2022. The Governance Committee may grant further extensions to Messrs. Harris and Mayer to allow them to continue to serve beyond such date.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Our investment activities are carried out by the Advisor. James E. Keenan is the Interim Chief Executive Officer of the Company and a Managing Director of the Advisor and BlackRock. He is supported by the Advisor’s team of employees, including dedicated investment professionals, who have extensive experience in commercial lending, investment banking, accounting, corporate law and private equity investing. Our Advisor is responsible for identifying prospective customers, conducting research on prospective investments, identifying and underwriting credit risk, and monitoring our investments and portfolio companies on an ongoing basis.

The Company has entered into the Management Agreement with the Advisor, under which the Advisor, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Company has agreed to pay the Advisor a management fee based on the Company’s total assets and an incentive fee based on our investment performance, plus reimbursement of certain expenses incurred by the Advisor. Our executive officers and directors and the employees of the Advisor and certain of its affiliates, as well as members of its investment committee, serve or may serve as investment advisers, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as we do and/or investment funds managed by our affiliates. We note that any affiliated investment vehicle currently formed or formed in the future and managed by the Advisor or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Advisor and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by the Advisor or its affiliates. In any such case, if the Advisor forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. While our ability to enter into transactions with our affiliates is restricted under the 1940 Act, we have received an exemptive order from the SEC permitting certain affiliated investments subject to certain conditions. As a result, the Advisor may face conflicts of interests and investments made pursuant to the exemptive order conditions could in certain circumstances adversely affect the price paid or received by us or the availability or size of the position purchased or sold by us. In certain cases, investment opportunities may be made other than on a pro rata basis. The Advisor and its affiliates intend to allocate investment opportunities in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate considering a variety of factors such as the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations. To the extent that investment opportunities are suitable for the Company and one or more co-investment vehicle, the Advisor will allocate investment opportunities pro rata among the Company and such co-investment vehicle based on the amount of funds each then has available for such investment taking into account these factors.

The Company has entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”), a wholly-owned subsidiary of BlackRock, under which the Administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations.

In 2008, the Company’s Board of Directors approved a share repurchase plan under which the Company may repurchase up to 2.5 percent of its outstanding shares of common stock from time to time in open market or privately negotiated transactions. In 2009, the Board of Directors approved an extension and increase to the plan which authorized the Company to repurchase up to an additional 2.5 percent of its outstanding shares of common stock. During April 2015, the Board of Directors approved an extension and increase to the plan which authorized the Company to repurchase up to an additional 2.5 percent of its outstanding shares of common stock, or an additional 1,869,399 shares.

During April 2016, the Board of Directors approved an increase to the remaining amount of shares authorized to be repurchased to a total of 2,500,000 shares, and an extension to the plan until the earlier of June 30, 2017 or such time that all of the authorized shares have been repurchased. During May 2017, the Board of Directors approved an increase to the remaining amount of shares authorized to be repurchased, effective July 1, 2017, to a total of 2,500,000 shares, and an extension to the plan until the earlier of June 30, 2018 or such time that all of the authorized shares have been repurchased. On April 30, 2018, the Company’s Board of Directors authorized an additional 2,500,000 shares for repurchase, effective July 1, 2018 until the earlier of June 30, 2019 or such time that all of the authorized shares have been repurchased. Any amount of shares authorized for repurchase by the Board of Directors on April 30, 2018 that remains unpurchased after June 30, 2019 will no longer be authorized for repurchase. On October 30, 2018, the Company’s Board of Directors authorized an additional 3,000,000 shares for repurchase until the earlier of October 28, 2019, or such time that all of the authorized shares have been repurchased. On the same date, the Company’s Board of Directors extended the authorization period of the 1,218,577 shares which remained unpurchased from their April 30, 2018 authorization from June 30, 2019 to October 28, 2019, bringing the total authorized shares to 4,218,577. On October 29, 2019, the Company’s Board of Directors renewed the authorization for the Company to purchase up to a total of 5,000,000 shares, effective until the earlier of November 3, 2020 or such time that all of the authorized shares have been repurchased. Also on October 29, 2019, the 3,320,309 shares unpurchased from the October 30, 2018 authorization expired. On November 3, 2020, the October 2019 Repurchase Plan expired with 4,013,446 shares remaining unpurchased. On November 3, 2020, the Board of Directors authorized the Company to purchase up to a total of 7,500,000 shares, effective until the earlier of November 2, 2021 or such time that all of the authorized shares have been repurchased. On November 2, 2021, the Company’s Repurchase Plan expired with 7,003,428 shares remaining unpurchased and no longer authorized for purchase. On November 2, 2021, the Company’s Board of Directors adopted a new repurchase plan and authorized the Company to purchase up to a total of 8,000,000 shares, effective until the earlier of November 2, 2022 or such time that all of the authorized shares have been repurchased. As of March 9, 2022, 7,842,500 shares remained available for repurchase.

See Note 7 to our consolidated financial statements from our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which is incorporated by reference, for additional information regarding the Company’s repurchase activity.

The principal executive office of the Company and the Advisor is located at 40 East 52nd Street, New York, New York 10022. The principal executive office of the Administrator is located at 55 East 52nd Street, New York, New York 10055.

See Notes 3 and 6 to our consolidated financial statements from our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which is incorporated by reference, for additional information regarding these relationships and transactions.

At December 31, 2021, BlackRock or its affiliates, reported that it beneficially owned less than 1% of the Company’s total shares of common stock outstanding. The Advisor is an indirect, wholly-owned subsidiary of BlackRock.

From time to time, we may invest in transactions in which our Directors and officers or the officers and employees of the Advisor and/or certain of its affiliates have a pecuniary interest. With respect to any such investment, we intend to comply with the relevant provisions of the 1940 Act to the extent they apply to us as a business development company, any other applicable laws and our written policies and procedures concerning affiliated transactions. Depending on the extent of the individual’s pecuniary interest, the interest will be disclosed to the investment committee, our senior management and our Board and we may, among other actions, seek the Board’s approval to enter into the transaction and require the individual to recuse himself or herself from the deliberations and voting of our Board, the Advisor and the investment committee with respect to the transaction.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

Determinations in connection with offerings

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or sell warrants, options, rights or units to acquire such common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors closely approximates the market value of such securities (less any distributing commission or discount).

We obtained approval at our 2021 Special Meeting of Stockholders held on May 3, 2021, to allow us the flexibility, with the approval of our Board of Directors, to sell or otherwise issue shares of our common stock at a price below its then current net asset value per share subject to the policy of our Board of Directors that the Company shall not sell or otherwise issue more than 25% of the Company’s then outstanding shares of common stock (immediately prior to such sale or issuance) at a price below its then current net asset value per share. As a result of obtaining this approval from stockholders, we may issue shares of our common stock at a price below its then current net asset value per share, subject to the foregoing conditions and the determination by our Board of Directors that such issuance and sale is in our and our stockholders’ best interests. We are currently seeking stockholder approval at our 2022 Special Meeting of Stockholders to be held on May 3, 2022, to continue for an additional year our ability to sell or otherwise issue shares of our common stock at a price below our then current net asset value per share in one or more offerings, subject to certain limitations.

In connection with each offering of shares of our common stock to the extent that we do not have stockholder approval to sell shares of our common stock below net asset value, the Board of Directors or a committee thereof would be required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made, subject to certain exceptions discussed above. Our Board of Directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and the offering price of the shares of our common stock in the proposed offering.

To the extent that there is even a remote possibility that we may issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

We may, however, subject to the requirements of the 1940 Act, issue rights to acquire our common stock at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our common stockholders. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.

Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DESCRIPTION OF OUR CAPITAL STOCK

General

Under the terms of our amended certificate of incorporation, our authorized capital stock will consist solely of 200,000,000 shares of common stock, par value $0.001 per share, of which 73,812,593 shares were outstanding as of March 9, 2022, and 500 shares of preferred stock, par value $0.001 per share, of which no shares were outstanding as of March 9, 2022.

Set forth below are our outstanding classes of capital stock as of March 9, 2022.

	Title of Class	Amount Authorized	Amount Held by Company or for its Account	Amount Outstanding Exclusive of Amount Shown Under
BlackRock Capital Investment Corporation	Common Stock	200,000,000	10,665,658	73,812,593

Common stock

Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our Board of Directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future under the Securities Act of 1933 in specified circumstances. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred stock

Under the terms of our certificate of incorporation, our Board of Directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits the rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock we may issue in the future, of at least 150%, and the holder of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Delaware law and certain charter and bylaw provisions; anti-takeover measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our amended certificate of incorporation and amended and restated bylaws provide that:

•	the Board of Directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;
•	directors may be removed only for cause by the affirmative vote of the holders of 75% of the then outstanding shares of our capital stock entitled to vote; and

•

subject to the rights of any holders of preferred stock, any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote a majority of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our certificate of incorporation and bylaws also provide that special meetings of the stockholders may only be called by our Board of Directors, Chairman, Chief Executive Officer or Secretary.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our Board of Directors to amend or repeal our bylaws. Our bylaws generally can be amended by approval of at least 66- 2/3% of the total number of authorized directors subject to certain exceptions, including provisions relating to the size of our board, and certain actions requiring board approval, which provisions will require the vote of 75% of our Board of Directors to be amended. The affirmative vote of the holders of at least 66- 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our amended and restated bylaws.

Limitations of liability and indemnification

Under our amended certificate of incorporation, we shall fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

We have obtained liability insurance for our officers and directors.

Anti-takeover provisions

Our certificate of incorporation includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of us or to change the composition of our Board of Directors. This could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operation. Our Board of Directors is divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of Directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director.

In addition, our certificate of incorporation requires the favorable vote of a majority of our Board of Directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of our Directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) will be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares, or a principal stockholder, refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of our voting securities.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of us or any subsidiary of ours with or into any principal stockholder; the issuance of any of our securities to any principal stockholder for cash, except pursuant to any automatic dividend reinvestment plan or rights offering in which the holder does not increase its percentage of voting securities; the sale, lease or exchange of all or any substantial part of our assets to any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to us or any subsidiary of ours, in exchange for our securities, of any assets of any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert us to an open-end investment company, to liquidate and dissolve us, to merge or consolidate us with any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as described in this prospectus or to amend any of the provisions discussed herein, our certificate of incorporation requires the favorable vote of a majority of our  Board of Directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series of our shares, voting separately as a class or series, unless such amendment has been approved by at least 80% of our Directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) shall be required. If approved in the foregoing manner, our conversion to an open-end investment company could not occur until 90 days after the stockholders meeting at which such conversion was approved and would also require at least 30 days prior notice to all stockholders. As part of any such conversion, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of conversion, the common shares would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our Board of Directors would vote to convert us to an open-end fund.

For the purposes of calculating “a majority of the outstanding voting securities” under our certificate of incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

Our Board of Directors has determined that provisions with respect to the Board of Directors and the stockholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of stockholders generally. Reference should be made to our certificate of incorporation on file with the SEC for the full text of these provisions.

ISSUANCE OF WARRANTS, OPTIONS OR RIGHTS TO SUBSCRIBE TO, CONVERT TO, OR PURCHASE SHARES OF OUR COMMON STOCK

We obtained approval at our 2011 Annual Meeting of Stockholders to allow us the flexibility, with the approval of the Board of Directors, to sell or otherwise issue warrants, options or rights to subscribe to, convert to, or purchase shares of our common stock, which may include convertible preferred stock and convertible debentures. This authorization does not expire and is applicable only to such securities. Because the exercise or conversion price per share at the time of exercise or conversion could be less than our net asset value per share of common stock at the time of exercise or conversion, and because we would incur expenses in connection with any such issuance of warrants or convertible securities, such exercise or conversion could result in a dilution of net asset value per share of our common stock at the time of such exercise or conversion. This dilution would include reduction in net asset value as a result of the proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest than the increase in our assets resulting from such offering.

Each issuance of warrants, options or rights to subscribe to, convert to, or purchase shares of common stock will comply with Section 61(a) of the 1940 Act to the extent applicable. If Section 61(a) is applicable, (a) the exercise, conversion or subscription rights in such securities must expire by their terms within ten years, (b) with respect to any warrants, options or rights to subscribe or convert to our common stock that are issued along with other securities, such warrants, options or rights must not be separately transferable unless no class of such securities and the other securities that accompany them has been publicly distributed, (c) the exercise or conversion price for the warrants, options or rights must not be less than the current market value of our common stock at the date of the issuance of the warrants, options or rights, (d) the issuance of such securities must be approved by a majority of the Board of Directors who have no financial interest in the transaction and a majority of the non-interested directors on the basis that such issuance is in the best interests of the Company and its stockholders and (e) the number of shares of our common stock that would result from the exercise or conversion of such securities and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such securities must not exceed 25% of our outstanding common stock at such time.

Pursuant to certain interpretations of the staff of the SEC, not all types of convertible securities that we may issue are required to comply with Section 61(a), including circumstances in which the value of the conversion feature is not as great as the value of the debt features in a convertible security. Any convertible securities we issue that are not subject to Section 61(a) will be issued in compliance with the then current views of the SEC and its staff.

We could also sell shares of common stock below net asset value per share in certain other circumstances, including through subscription rights issued in rights offerings. See “Description of Our Subscription Rights.”

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our certificate of incorporation authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board of Directors is required by Delaware law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 66 % of our total assets (taking into account such distribution) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•

the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are cumulative or non-cumulative and participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the warrants;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;
•	the exercise price or a formula for the determination of the exercise price for such subscription rights;
•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable;
•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;
•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and
•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES

We currently have our unsecured convertible notes due June 2022 (the “2022 Convertible Notes”) outstanding; however, we may issue additional debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. The description below is a summary with respect to future debt securities we may issue and not a summary of our 2022 Convertible Notes.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture”. An indenture is a contract between us and Wilmington Trust, National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs”. Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See “Additional Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued;
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150% after each issuance of debt. At our annual meeting of stockholders, held on May 1, 2020, our stockholders approved, among other matters, a proposal to allow us to increase leverage by approving the application to us of a minimum asset coverage ratio of 150%, pursuant to Section 61(a)(2) of the Investment Company Act of 1940, which became effective on May 2, 2020. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of securities in registered form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name”. Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,
•	whether it imposes fees or charges,
•	how it would handle a request for the holders’ consent, if ever required,
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•

An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of securities in registered form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.
•

An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•

The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.
•

An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•

Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security Will Be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors under “Issuance of securities in registered form” above.

The special situations for termination of a global security are as follows:

•

if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we are unable to appoint another institution to act as depositary,

•	if we notify the trustee that we wish to terminate that global security, or
•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Events of default.”

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and paying agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often about two weeks in advance of the interest due date, is called the “record date”. Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest”.

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “Global securities”.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date.
•	we do not pay interest on a debt security of the series within 30 days of its due date.
•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date.
•

we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.
•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.
•

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.
•

The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.
•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.
•

The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

•

Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

•	We must deliver certain certificates and documents to the trustee.
•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;
•	adversely affect any right of repayment at the holder’s option;
•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.
•

If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval”.

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.
•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance”.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture provisions—subordination” below. In order to achieve covenant defeasance, we must do the following:

•

If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

We may be required to deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

We may be required to deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an Internal Revenue Service ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture provisions—subordination”.

Form, exchange and transfer of certificated registered securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,
•	without interest coupons, and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture provisions—subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness, but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The trustee under the indenture

Wilmington Trust, National Association will serve as the trustee under the indenture.

Certain considerations relating to foreign currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-entry securities

DTC will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for over 1.3 million active issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 131 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC, in turn, is owned by a number of Direct Participants of DTC and Members of the National Securities Clearing Corporation, Fixed Income Clearing Corporation, and Emerging Markets Clearing Corporation (NSCC, FICC, and EMCC, also subsidiaries of DTCC), as well as by the New York Stock Exchange, Inc., the American Stock Exchange LLC, and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s highest rating: AAA. The DTC Rules applicable to its Participants are on file with the Securities and Exchange Commission. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security (“Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts, upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF OUR UNITS

The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read both this prospectus and the prospectus supplement relating to those particular units.

We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.

A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

•

the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;
•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and
•	whether the units will be issued in fully registered or global form.

REGULATION

We are a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisors), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933. We may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

•

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

o	is organized under the laws of, and has its principal place of business in, the United States;
o

is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

o	satisfies any of the following:
▪

does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange but has an aggregate market value of outstanding equity of less than $250 million;

▪

is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company; or

▪	is a small and solvent company having total assets of not more than $4 million and capital surplus of not less than $2 million.
•	Securities of any eligible portfolio company which we control.
•

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

•

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
•	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial assistance to portfolio companies

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “Regulation— Qualifying assets” above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet certain diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 150% immediately after each such issuance. Effective on May 2, 2020, after obtaining stockholder approval at our annual meeting of stockholders held on May 1, 2020, our asset coverage requirement was reduced from 200% to 150%, as set forth in Section 61(a)(2) of the 1940 Act, as amended by the Small Business Credit Availability Act (the “SBCAA”). In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

Code of ethics

We and the Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy each code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database at http://www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy voting policies and procedures

Where applicable, we have delegated our proxy voting responsibility to the Advisor. The Proxy Voting Policies and Procedures of the Advisor are set forth below. The guidelines are reviewed periodically by the Advisor and our independent directors, and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, the Advisor has a fiduciary duty to act solely in our best interests and in the best interests of our stockholders. As part of this duty, the Advisor recognizes that, where applicable, it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. The Advisor’s Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

Where applicable, the Advisor evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and the Advisor will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

Where applicable, the Advisor also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation’s internally adopted policies are ill-advised or misguided. If the Advisor has determined that management is generally socially responsible, the Advisor will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation’s legal, business or financial structure. The Advisor will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. The Advisor typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, the Advisor believes stability and continuity promote profitability. The Advisor’s guidelines in this area seek a middle road and individual proposals will be carefully assessed in the context of their particular circumstances.

Where applicable, the Advisor, through the Administrator’s operations group, will engage a third-party service provider to assist it in the voting of proxies. This third-party service provider makes recommendations to the Advisor, based on its guidelines, as to how our votes should be cast. These recommendations are then reviewed by the Advisor’s employees, one of whom must approve the proxy vote in writing and return such written approval to the Administrator’s operations group. The Advisor recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of our stockholders. If there is any possibility that a vote may involve a material conflict of interest, prior to approving such vote, the Advisor must consult with its chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, the Advisor’s employees shall vote the proxy in accordance with the Advisor’s proxy voting policy.

Proxy voting records

You may obtain information about how we voted proxies by making a written request for proxy voting information to:

Chief Compliance Officer

BlackRock Capital Investment Corporation

40 East 52nd Street

New York, NY 10022

Other

We have elected to be taxed as a RIC under Subchapter M of the Code. To maintain our RIC status and obtain favorable RIC tax treatment, we must meet certain requirements including source of income, asset diversification and distribution requirements. See “Material U.S. Federal Tax Matters.”

We may be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and the Advisor have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, reviewed these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designated a chief compliance officer to be responsible for administering the policies and procedures.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ Global Select Market Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The NASDAQ Global Select Market has adopted or is in the process of adopting corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, the Advisor is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Advisor generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Advisor may select a broker based partly on brokerage or research services provided to the Advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Advisor determines in good faith that such commission is reasonable in relation to the services provided.

MATERIAL U.S. FEDERAL TAX MATTERS

The following discussion is a general summary of the material U.S. Federal income tax considerations applicable to us and to an investment in shares of our common stock. This discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as stockholders subject to the alternative minimum tax, financial institutions, broker-dealers, insurance companies, pension plans and trusts, tax-exempt organizations, partnerships or other pass-through entities, U.S. stockholders (as defined below) whose financial currency is not the U.S. dollar, persons who mark-to-market our shares and persons holding our common shares as part of a “hedge”, “straddle”, “conversion” or other integrated transaction, persons engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as resident aliens, persons that own or have at any time owned (actually or constructively) 5% or more of a shares of common stock, or nonresident individuals who have been present in the United States for 183 or more days during the taxable year. This discussion assumes that investors hold our common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. Federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in our preferred stock, debt securities, warrants representing rights to purchase shares of our preferred stock, common stock or debt securities, subscription rights, or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement.

For purposes of this discussion, a “U.S. stockholder” is a beneficial holder of shares of our common stock that is for U.S. federal income tax purposes (1) a person who is a citizen or individual resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. A “non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a partnership and is not a U.S. stockholder.

If a partnership or other entity treated as a partnership for U.S. federal income tax purposes holds the shares of our common stock, the tax treatment of the partnership and each partner generally will depend on the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on each investor’s particular situation. We encourage investors to consult their independent tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation of the Company as a RIC

We intend to qualify each year to be taxed as a RIC under Subchapter M of the Code. To continue to qualify as a RIC, we must, among other things, (a) qualify to be treated as a business development company or be registered as a management investment company under the 1940 Act at all times during each taxable year, (b) derive in each taxable year at least 90 percent of our gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (a “QPTP”); and (c) diversify our holdings so that, at the end of each fiscal quarter (i) at least 50 percent of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5 percent of the value of our total assets and not more than 10 percent of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25 percent of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other RICs), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses (other than the securities of other RICs), or the securities of one or more QPTPs.

In the case of a RIC that furnishes capital to development corporations, there is an exception to the rule relating to the diversification of investments described above. This exception is available only to registered management investment companies that the SEC determines to be principally engaged in the furnishing of capital to other corporations that are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available (“SEC Certification”). We have not yet received SEC Certification, but it is possible that we could receive SEC Certification in future years. If we were to receive SEC Certification, we generally would be entitled to include in the computation of the 50 percent value of our assets (described in (c)(i) above) the value of any securities of an issuer, whether or not we own more than 10 percent of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed 5 percent of the value of our total assets.

As a RIC, in any fiscal year with respect to which we distribute at least 90 percent of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long-term capital losses and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax exempt interest (which is the excess of our gross tax exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”), we (but not our stockholders) generally will not be subject to U.S. federal income tax on our investment company taxable income and net capital gains that we timely distribute to our stockholders. To the extent that we retain any investment company taxable income or net capital gain (as described below) for investment, we will be subject to U.S. federal income tax. We may choose to retain our net capital gains for investment and pay the associated federal corporate income tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior securities.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the diversification tests discussed above. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement (as discussed below), we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4 percent excise tax payable by us (the “Excise Tax Avoidance Requirement”). To avoid this tax, we must distribute during each calendar year an amount equal to at least the sum of:

(1) 98 percent of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

(2) 98.2 percent of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our fiscal year); and

(3) any undistributed amounts from previous years on which we paid no U.S. federal income tax.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4 percent excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

In order to satisfy the Annual Distribution Requirement, we may have the ability to declare a large portion of a dividend in our common shares instead of in cash. As long as a sufficient portion of such dividend is available to be paid in cash (which, under current IRS guidance, may be as little as 20% (or for distributions declared on or before June 30, 2022, 10%)) and certain requirements are met, the entire distribution would be treated as a dividend for U.S. federal income tax purposes. As a result, a shareholder generally would be taxed on 100% of the dividend on the date the dividend is received by the shareholder in the same manner as a cash dividend, even though most of the dividend was paid in our common shares, and any resulting tax liability could exceed the amount of cash received by the shareholder, thus giving rise to an out-of-pocket expense.

If, in any particular taxable year, we do not qualify as a RIC or do not satisfy the Annual Distribution Requirement, all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and distributions will be taxable to the stockholders as ordinary dividends to the extent of our current and accumulated earnings and profits. In the case of non-corporate stockholders, such distributions would generally be eligible for the reduced maximum rate applicable to “qualified dividend income,” provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our accumulated earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

We may decide to be taxed as a corporation even if we would otherwise qualify as a RIC. The remainder of this discussion assumes that we will continue to qualify as a RIC and have satisfied the Annual Distribution Requirement.

Company investments

We may make certain investments that would subject us to special provisions of the Code that may, among other things, defer or disallow the use of certain deductions or losses or affect the holding period of securities held by us or the character of the gains or losses realized by us. These provisions may also require that we recognize income or gain without receiving cash with which to make distributions. In particular, we may recognize original issue discount if we acquire zero coupon securities, deferred interest securities or certain other securities, or if we receive warrants in connection with the making of a loan or possibly in other circumstances. Such original issue discount generally will be included in income in the taxable year of accrual and before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since in certain circumstances we may recognize income before or without receiving cash representing such income or may be subject to limitations on the deductibility of our cash expenses, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining favorable RIC treatment and for avoiding income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for favorable RIC treatment and thereby be subject to corporate-level income tax.

In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our stockholders their share of the foreign taxes paid by us.

Taxation of U.S. stockholders

Distributions we pay to you from our ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are taxable to you as ordinary income to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock through our dividend reinvestment plan. Provided that certain holding period and other requirements are met, such distributions may qualify (i) for the dividends received deduction in the case of corporate shareholders to the extent that our income consists of dividend income from U.S. corporations, and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long term capital gains rates to the extent that we receive qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations. There can be no assurance as to what portion of our distributions will be eligible for the dividends received deduction or for the reduced rates applicable to qualified dividend income. Distributions made to you from our net capital gain (which is the excess of net long-term capital gains over net short-term capital losses) (“capital gain dividends”), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains (currently at a reduced maximum rate in the case of individuals, trusts or estates), regardless of the length of time you have owned our shares, and regardless of whether paid in cash or reinvested in additional common stock through our dividend reinvestment plan. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset).

In the event that we retain any net capital gain, we may designate the retained amounts as undistributed capital gains in a notice to our stockholders. If a designation is made, stockholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. In addition, the tax basis of shares owned by a stockholder would be increased by an amount equal to the difference between (i) the amount included in the stockholder’s income as long-term capital gains and (ii) the stockholder’s proportionate share of the corporate tax paid by us.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholders will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

A stockholder will recognize gain or loss on the sale or exchange of our common shares in an amount equal to the difference between the stockholder’s adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a stockholder on the sale or other disposition of our common shares will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as undistributed capital gain dividends) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to various limitations under the Code.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the reduced maximum rate applicable to “qualified dividend income”). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

Backup Withholding. We may be required to withhold federal income tax (“backup withholding”), from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service notifies us that such stockholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax, and any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the Internal Revenue Service.

Medicare Tax

Certain U.S. stockholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a part of their “net investment income,” which includes dividends received from us and capital gains from the sale or other disposition of our stock.

Taxation of non-U.S. stockholders

Distributions of our “investment company taxable income” to non-U.S. stockholders, subject to the discussion below, will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States. In this latter case, the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders (and will not be subject to federal withholding tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements).

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our common stock, generally will not be subject to federal withholding tax and will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States. In this latter case, the distributions or gains, as the case may be, will be subject to federal income tax at the rates applicable to U.S. stockholders (and will not be subject to federal withholding tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements).

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain such refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business carried on by the corporate non-U.S. stockholder may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty).

The tax consequences to a non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders should consult their independent tax advisor with respect to the particular tax consequences to them of an investment in our shares.

Ordinary income dividends properly reported by a RIC are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the RIC’s “qualified net interest income” (generally, its U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the RIC’s “qualified short-term capital gains” (generally, the excess of the RIC’s net short-term capital gain over its long-term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or an acceptable substitute or successor Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

Withholding at a rate of 30% is required on dividends in respect of our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons and to withhold on certain payments. Accordingly, the entity through which our common stock is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of our common stock held by an investor that is a non-financial non-U.S. entity is subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the applicable withholding agent will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Non-U.S. stockholders are encouraged to consult with their tax advisers regarding the possible implications of these requirements on their investment in our common stock.

Backup Withholding. A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an Internal Revenue Service Form W-8BEN or W-8BEN-E (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

Non-U.S. persons should consult their independent tax advisor with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

The discussion set forth herein does not constitute tax advice, and potential investors should consult their independent tax advisor concerning the tax considerations relevant to their particular situation.

CONFLICTS OF INTEREST

Certain activities of BlackRock, Inc., the Advisor and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and their respective directors, officers or employees, with respect to the Company and/or other accounts managed by BlackRock, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BlackRock, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of the Company, are engaged worldwide in businesses, including managing equities, fixed-income securities, cash and alternative investments, and other financial services, and have interests other than that of managing the Company. These are considerations of which investors in the Company should be aware, and which may cause conflicts of interest that could disadvantage the Company and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by the Company.

BlackRock has proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Company and/or that engage in transactions in the same types of securities, currencies and instruments as the Company. BlackRock is also a major participant in the global currency, equities, swap and fixed-income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock is or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Company invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Company invests, which could have an adverse impact on the Company’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Company’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Company.

When BlackRock seeks to purchase or sell the same assets for client accounts, including the Company, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Company. In addition, transactions in investments by one or more other accounts managed by BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Company, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding the Company are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Company, market impact, liquidity constraints, or other factors could result in the Company receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Company could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Company to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Company may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by the Company may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by the Company may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds.

BlackRock, on behalf of other client accounts, on the one hand, and the Company, on the other hand, may invest in or extend credit to different parts of the capital structure of a single issuer. BlackRock may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of other clients with respect to an issuer in which the Company has invested, and such actions (or refraining from action) may have a material adverse effect on the Company. In situations in which clients of BlackRock (including the Company) hold positions in multiple parts of the capital structure of an issuer, BlackRock may not pursue certain actions or remedies that may be available to the Company, as a result of legal and regulatory requirements or otherwise. BlackRock addresses these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, BlackRock may determine to rely on information barriers between different business units or portfolio management teams. BlackRock may also determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Company.

In addition, to the extent permitted by applicable law, the Company may invest its assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Company purchases and redemptions, and increased remuneration and profitability for BlackRock and/or its personnel, including portfolio managers.

In certain circumstances, BlackRock, on behalf of the Company, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Company, if BlackRock believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Company. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

BlackRock and its clients may pursue or enforce rights with respect to an issuer in which the Company has invested, and those activities may have an adverse effect on the Company. As a result, prices, availability, liquidity and terms of the Company’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Company may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Company’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) which it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Company. Moreover, it is possible that the Company will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.

From time to time, the Company may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or other accounts managed or advised by BlackRock, and/or the internal policies of BlackRock designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock is performing services or when position limits have been reached. For example, the investment activities BlackRock for its proprietary accounts and accounts under its management may limit the investment opportunities for the Company in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

In connection with its management of the Company, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Company in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Company and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Company. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing the Company.

The Company may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Company, the investment management fee amounts paid by the Company to BlackRock may also increase. The liquidity of the Company may be impacted by redemptions of the Company by model-driven investment portfolios.

In addition, certain principals and certain employees of the Advisor are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in the Company should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Company in which clients of BlackRock, or, to the extent permitted by the SEC and applicable law, BlackRock, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Company, and such party may have no incentive to assure that the Company obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Company may enhance the profitability of BlackRock.

BlackRock may also create, write or issue derivatives for its clients, the underlying securities, currencies or instruments of which may be those in which the Company invests or which may be based on the performance of the Company. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares ETFs, related to derivative fixed-income products that are based on such iShares ETFs. BlackRock will receive certain payments for licensing intellectual property belonging to BlackRock and for facilitating provision of data in connection with such derivative products, which may include payments based on the trading volumes of, or revenues generated by, the derivative products. The Company and other accounts managed by BlackRock may from time to time transact in such derivative products where permitted by the Company’s investment strategy, which could contribute to the viability of such derivative products by making them more appealing to funds and accounts managed by third parties, and in turn lead to increased payments to BlackRock. Trading activity in these derivative products could also potentially lead to greater liquidity for such products, increased purchase activity with respect to these iShares ETFs and increased assets under management for BlackRock.

The Company may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock and may also enter into transactions with other clients BlackRock where such other clients have interests adverse to those of the Company.

At times, these activities may cause business units or entities within of BlackRock to give advice to clients that may cause these clients to take actions adverse to the interests of the Company. To the extent such transactions are permitted, the Company will deal with BlackRock on an arms-length basis.

To the extent authorized by applicable law, BlackRock may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Company. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock will be in its view commercially reasonable, although BlackRock, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock and such sales personnel, which may have an adverse effect on the Company.

Subject to applicable law, BlackRock (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Company as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Company or its shareholders will be required, and no fees or other compensation payable by the Company or its shareholders will be reduced by reason of receipt by BlackRock of any such fees or other amounts.

When BlackRock acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Company, BlackRock may take commercial steps in its own interests, which may have an adverse effect on the Company. The Company will be required to establish business relationships with its counterparties based on the Company’s own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with the Company’s establishment of its business relationships, nor is it expected that the Company’s counterparties will rely on the credit of BlackRock in evaluating the Company’s creditworthiness.

Purchases and sales of securities and other assets for the Company may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Company will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Company. In addition, under certain circumstances, the Company will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock, unless prohibited by applicable law, may cause the Company or account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer.

Subject to applicable law, BlackRock may select brokers that furnish BlackRock, the Company, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing any or all of the Company and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Company based on the amount of brokerage commissions paid by the Company and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Company and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above-described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Company. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock owns a minority interest in, and is a member of, Members Exchange (“MEMX”), a newly created U.S. stock exchange. Transactions for a Fund may be executed on MEMX if third party brokers select MEMX as the appropriate venue for execution of orders placed by BlackRock traders on behalf of client portfolios.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Company, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations.

It is possible that the Company may invest in securities of, or engage in transactions with, companies in which BlackRock has significant debt or equity investments or other interests. The Company may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for the Company, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock, in the course of these activities. In addition, from time to time, the activities of BlackRock may limit the Company’s flexibility in purchases and sales of securities. As indicated below, BlackRock may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock have an investment.

BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients’ accounts may differ from the valuations for the same securities or investments assigned by the Company’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Company’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Company’s pricing vendors and/or fund accountants, there may be instances where the Company’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Net Asset Value” in the prospectus, when market quotations are not readily available or are believed by BlackRock to be unreliable, the Company’s investments are valued at fair value by BlackRock's Valuation Committee (the "Valuation Committee"), in accordance with policies and procedures approved by the Board (the "Valuation Procedures"). When determining a “fair value price,” Valuation Committee seeks to determine the price that the Company might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Company might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Company’s NAV. As a result, the Company’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued by the Valuation Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.

To the extent permitted by applicable law, the Company may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Company, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in the Company bearing some additional expenses.

BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of BlackRock that are the same, different from or made at different times than positions taken for the Company. To lessen the possibility that the Company will be adversely affected by this personal trading, the Company and the Advisor each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Company’s portfolio transactions. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

BlackRock will not purchase securities or other property from, or sell securities or other property to, the Company, except that the Company may in accordance with rules or guidance adopted under the Investment Company Act engage in transactions with another fund or accounts that are affiliated with the Company as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Company and/ or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Company to purchase and another client of BlackRock to sell, or the Company to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Company may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which BlackRock is performing advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of the Company, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which the Company wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Company may purchase securities or instruments that are issued by such companies, are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.

The investment activities of BlackRock for its proprietary accounts and for client accounts may also limit the investment strategies and rights of the Company. For example, in certain circumstances where the Company invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership restrictions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by BlackRock for its proprietary accounts and for client accounts (including the Company) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may  cause BlackRock, the Company or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Company) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of its clients (including the Company) may limit purchases, sell existing investments, or otherwise restrict, forgo or limit the exercise of rights (including transferring, outsourcing or limiting voting rights or foregoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Company), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BlackRock to manage the Company. If client (including Company) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Company may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. BlackRock is not obligated to license its indices to the Company and the Company is under no obligation to use BlackRock indices. The Company cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.

BlackRock may enter into contractual arrangements with third-party service providers to the Company (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock.

BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Company service providers. These systems are, or will be, used by the Company service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Company, that engage the service provider (typically the custodian). The Company’s service provider remunerates BlackRock for the use of the systems. The Company service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.

BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that the Company enter into or renew an arrangement with the service provider.

In recognition of a BlackRock client’s overall relationship with BlackRock, BlackRock may offer special pricing arrangements for certain services provided by BlackRock. Any such special pricing arrangements will not affect Company fees and expenses applicable to such client’s investment in the Company.

Present and future activities of BlackRock and its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.

PLAN OF DISTRIBUTION

We may sell the securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. The securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;
•	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and
•	any securities exchanges on which the securities may be listed.

Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.

In compliance with the guidelines of the Financial Industry Regulatory Authority, or FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts.

Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act of 1933 or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

CUSTODIAN, TRANSFER AGENT AND TRUSTEE

The Bank of New York Mellon, or BNYM, a subsidiary of The Bank of New York Mellon Corporation, provides custodian services to us pursuant to a custodian services agreement. Computershare provides transfer agency services to us under a transfer agency agreement. For the services provided to us by The Bank of New York Mellon Corporation and Computershare each is entitled to monthly fees, comprised of a base fee and transaction-based fees plus reimbursement of reasonable expenses.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is our independent registered public accounting firm.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the securities we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the securities we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

Part C

OTHER INFORMATION

Item 25. Financial statements and exhibits

1.	Financial Statements

The consolidated statements of assets and liabilities, including the consolidated schedules of investments, as of December 31, 2021 and December 31, 2020, the related consolidated statements of operations, cash flows, and changes in net assets for each of the three years in the period ended December 31, 2021, and the related notes, and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Discussion and Analysis of Financial Condition and Results of Operations) as of December 31, 2021 have been incorporated by reference in this registration statement in "Part A—Information Required in a Prospectus."

2.	Exhibits

(a)(1)	Certificate of Incorporation.(1)
(b)	Amended and Restated By-Laws.(14)
(d)(1)	Form of Specimen Stock Certificate.(2)
(d)(2)(a)	Indenture dated as of June 13, 2017 between the Registrant as Issuer and Wilmington Trust, National Association as Trustee.(10)
(d)(2)(b)

First Supplemental Indenture dated as of June 13, 2017 to the Indenture dated as of June 13, 2017 between the Registrant as Issuer and Wilmington Trust, National Association as Trustee (included as part of exhibit (d)(2)(a)).(10)

(d)(3)	Statement of Eligibility of Trustee on Form T-1.*
(d)(4)	Form of Subscription Certificate.(3)
(d)(5)	Form of Warrant Agreement.(3)
(e)	Amended and Restated Dividend Reinvestment Plan.(11)
(g)	Amended and Restated Investment Management Agreement.(13)
(h)(1)	Form of Underwriting Agreement for Equity.(4)
(h)(2)	Form of Underwriting Agreement for Debt.(4)
(j)(1)	Custody Agreement.(5)
(j)(2)	Form of Foreign Custody Manager Agreement.(2)
(k)(1)	Form of Stock Transfer Agency Agreement.(5)
(k)(2)	Form of Administration Agreement.(5)
(k)(3)	Form of Sub-Administration and Accounting Services Agreement.(5)
(k)(4)	Note Purchase Agreement.(6)
(k)(5)(a)	Second Amended and Restated Senior Secured Revolving Credit Agreement.(7)
(k)(5)(b)	Second Amendment to the Amended and Restated Senior Secured Revolving Credit Agreement.(9)
(k)(5)(c)	Third Amendment to the Amended and Restated Senior Secured Revolving Credit Agreement.(12)
(k)(5)(d)

Fourth Amendment to the Second Amended and Restated Senior Secured Revolving Credit Agreement among the Registrant, the subsidiary guarantors party thereto, the lenders party thereto and Citibank, N.A. as Administrative Agent. (15)

(k)(5)(e)	Fifth Amendment to the Second Amended and Restated Senior Secured Revolving Credit Agreement.(16)
(k)(5)(f)	Sixth Amendment to the Second Amended and Restated Senior Secured Revolving Credit Agreement.(17)
(k)(7)	Limited Liability Company Agreement, dated as of June 23, 2016, between the Registrant and Windward Investments LLC.(8)
(l)	Opinion and Consent of Counsel to the Company.**
(n)(1)	Consent of Independent Registered Public Accounting Firm.*
(n)(4)	Power of Attorney.*
(r)(1)	Code of Ethics of the Company.(18)
(r)(2)	Code of Ethics of the Advisor.(18)
(r)(3)	Code of Ethics and Business Conduct of the Company.(18)
(r)(4)	Code of Ethics for Chief Executive and Senior Financial Officers (18)
(s)	Calculation of Filing Fee Table*
99.1	Form of Preliminary Prospectus Supplement For Common Stock Offerings.*

99.2	Form of Preliminary Prospectus Supplement For Preferred Stock Offerings.*
99.3	Form of Preliminary Prospectus Supplement For Warrant Offerings.*
99.4	Form of Preliminary Prospectus Supplement For Subscription Rights Offerings.*
99.5	Form of Preliminary Prospectus Supplement For Debt Offerings.*
99.6	Form of Preliminary Prospectus Supplement For Unit Offerings.*

*	Filed herewith.
**	To be filed by amendment.
(1)	Incorporated by reference to the Registrant’s Form 8-K as filed with the Securities and Exchange Commission on March 9, 2015.
(2)

Incorporated by reference to the corresponding exhibit number to the Registrant’s pre-effective Amendment No. 2 to the Registration Statement on Form N-2 (Commission File No. 333-141090), filed on June 14, 2007.

(3)	Incorporated by reference to the corresponding exhibit number to the Registrant’s pre-effective Amendment No. 1 on Form N-2, filed on June 5, 2008.
(4)	Incorporated by reference to the corresponding exhibit number to the Registrant’s pre-effective Amendment No. 2 on Form N-2, filed on October 14, 2008.
(5)	Incorporated by reference to the Registrant’s Form 10-K as filed with the Securities and Exchange Commission on March 29, 2006.
(6)	Incorporated by reference to the Registrant’s Form 8-K as filed with the Securities and Exchange Commission on January 19, 2011.
(7)	Incorporated by reference to the Registrant’s Form 8-K as filed with the Securities and Exchange Commission on February 24, 2016.
(8)	Incorporated by reference to the Registrant’s Form 8-K as filed with the Securities and Exchange Commission on June 29, 2016.
(9)	Incorporated by reference to the Registrant’s Form 8-K as filed with the Securities and Exchange Commission on June 5, 2017.
(10)	Incorporated by reference to the Registrant’s post-effective Amendment No. 2 to the Registration Statement on Form N-2, filed on June 13, 2017.
(11)	Incorporated by reference to the Registrant’s Form 8-K as filed with the Securities and Exchange Commission on May 5, 2020.
(12)	Incorporated by reference to the Registrant’s Form 8-K as filed with the Securities and Exchange Commission on March 15, 2018.
(13)	Incorporated by reference to the Registrant’s Form 10-K as filed with the Securities and Exchange Commission on March 3, 2021.
(14)	Incorporated by reference to the Registrant’s Form 8-K as filed with the Securities and Exchange Commission on May 1, 2018.
(15)	Incorporated by reference to the Registrant’s Form 8-K as filed with the Securities and Exchange Commission on September 3, 2019.
(16)	Incorporated by reference to the Registrant’s Form 8-K as filed with the Securities and Exchange Commission on May 26, 2020.
(17)	Incorporated by reference to the Registrant’s Form 8-K as filed with the Securities and Exchange Commission on April 29, 2021.
(18)	Incorporated by reference to the Registrant’s Form 10-K as filed with the Securities and Exchange Commission on March 2, 2022.

Item 26. Marketing arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in a prospectus supplement related to that offering.

Item 27. Other expenses of issuance and distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

SEC registration fee	$46,350
NASDAQ Global Select Market listing fee	*
Printing (other than certificates)	*
Accounting fees and expenses	*
Legal fees and expenses	*
FINRA fee	$75,500
Miscellaneous fees and expenses	*
Total	*

*	These fees and expenses are calculated based on the number of issuances and amount securities offered and accordingly cannot be estimated at this time.

All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons controlled by or under common control with the registrant

The following list sets forth each of the companies considered to be “controlled” by us as defined by the Investment Company Act of 1940.

As of December 31, 2021:	% of Voting Securities owned
Gordon Brothers Finance Company (Delaware)	80.1%
BKC ASW Blocker, Inc. (Delaware)	100.0%
BCIC-MBS, LLC (Delaware)	100.0%

Item 29. Number of holders of shares

As of March 9, 2022:

Title of Class	Number of Record Holders
Common Stock, $0.001 par value	199

Item 30. Indemnification

The information contained under the heading “Description of Our Capital Stock” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

We may agree to indemnify any underwriters or agents against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

Item 31. Business and other connections of investment adviser

BlackRock Capital Investment Advisors, LLC, a limited liability company organized under the laws of Delaware (the “Advisor”), acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Advisor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Advisor or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Advisor filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-112118).

Item 32. Location of accounts and records

The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Capital Investment Advisors, LLC, 40 East 52nd Street, New York, NY 10022, at the offices of the Registrant’s Custodian, 240 Greenwich Street Floor 8, New York, NY 10286, and at the offices of the Registrant’s Transfer Agent, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

Item 33. Management services

Not Applicable.

Item 34. Undertakings

The Registrant undertakes:

(1)Not applicable.

(2)Not applicable.

(3)

(a)to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(i)         to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)         to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b), or other applicable SEC rule under the Securities Act, if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective Registration Statement; and

(iii)         to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs 3(a)(i), (ii), and (iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to section 13, section 14 or section 15(d) of the Exchange Act that are incorporated by reference into this Registration Statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this Registration Statement.

(b)that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i)         if the Registrant is relying on Rule 430B:

(A)         Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)         Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(ii)         if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B under the Securities Act of 1933 or other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e)that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)         any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;

(ii)         free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii)         the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv)         any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)Not applicable.

(5)that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(7)to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 10th day of March, 2022.

By:	/s/ James E. Keenan
Name:	James E. Keenan
Title:	Interim Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 10th day of March, 2022.

Name	Title

/s/James E. Keenan	Interim Chief Executive Officer (Principal Executive
James E. Keenan	Officer) and Chairman of the Board of Directors

/s/Abby Miller	Chief Financial Officer and Treasurer
Abby Miller	(Principal Financial and Accounting Officer)

*	Director
John R. Baron

*	Director
Jerrold B. Harris

*	Director
William E. Mayer

*	Director
Meridee A. Moore

*	Director
Maureen K. Usifer

* By:	/s/ James E. Keenan

Signed by James E. Keenan on behalf of those identified pursuant to his designation as attorney-in-fact signed by Messrs. Baron, Harris, Mayer and Mses. Usifer and Moore on March 10, 2022.

March 10, 2022

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

INDEX TO EXHIBITS

2.	Exhibits

(d)(3)	Statement of Eligibility of Trustee on Form T-1.*
(n)(1)	Consent of Independent Registered Public Accounting Firm.*
(n)(4)	Power of Attorney.*
(s)	Calculation of Filing Fee Table*
99.1	Form of Preliminary Prospectus Supplement For Common Stock Offerings.*
99.2	Form of Preliminary Prospectus Supplement For Preferred Stock Offerings.*
99.3	Form of Preliminary Prospectus Supplement For Warrant Offerings.*
99.4	Form of Preliminary Prospectus Supplement For Subscription Rights Offerings.*
99.5	Form of Preliminary Prospectus Supplement For Debt Offerings.*
99.6	Form of Preliminary Prospectus Supplement For Unit Offerings.*

*	Filed herewith.